------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 19, 2002

                                 MAIL-WELL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    COLORADO
                 (State or Other Jurisdiction of Incorporation)

               1-12551                               84-1250533
       (Commission File Number)          (IRS Employer Identification Number)

                  8310 S. VALLEY HWY. #400, ENGLEWOOD, CO 80112
               (Address of principal executive offices) (Zip Code)

                                  303-790-8023
              (Registrant's telephone number, including area code)


------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.


See attached Exhibit 99.1

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                           Mail-Well, Inc.
                                           ---------------
                                            (Registrant)


                                           By: /s/ Michel P. Salbaing
                                               -------------------------------
                                               Michel P. Salbaing
                                               Sr. Vice President and CFO
Date: July 19, 2002